Corporate Presentation Restoring Balance. Renewing Life. January 2025 Exhibit 99.3

Safe Harbor and Legal Disclaimers This presentation may contain “forward-looking statements” of Akero Therapeutics, Inc. (“we,” “us,” “our,” “Akero” or the “Company”) within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations, and financial conditions, including but not limited to current express or implied beliefs, expectations and assumptions regarding: the future of our business; future plans and strategies, including our expectations around the therapeutic potential and clinical benefits of Efruxifermin (“EFX”), including in combination with GLP-1 receptor agonist therapies; our development plans for EFX, including our belief in the unique potential of EFX as a foundational metabolic dysfunction-associated steatohepatitis (“MASH”) therapy; our preclinical and clinical results, including our safety/tolerability, laboratory measures and histology data from our Phase 2b HARMONY study, Phase 2b SYMMETRY study, the Cohort D expansion of our Phase 2b SYMMETRY study, and the week 96 results of the SYMMETRY study, which are preliminary topline results that are subject to audit and verification procedures and additional data that could result in material changes in the final data; the potential benefits resulting from the PRIME, Breakthrough Therapy and Fast Track designations of EFX; the SYNCHRONY Phase 3 program, including the SYNCHRONY Histology, SYNCHRONY Real-World, and SYNCHRONY Outcomes studies, their respective trial designs and expected timing to report results for the respective primary endpoints; the availability of a new drug product formulation to support Phase 3 clinical trials; risks related to the competitive landscape; the timing and potential benefits of our regulatory interactions; and our use of capital, expenses and other future financial results, including the expected cash, cash equivalents and short-term marketable securities as of December 31, 2024, and cash runway. Words such as, but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “would,” “should” and “could,” and similar expressions or words, identify forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in our most recent annual report on Form 10-K and quarterly report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”), as well as discussions of potential risks, uncertainties, and other important factors in our other subsequent filings with the SEC. All information in this presentation is as of the date hereof, and we undertake no duty to update this information unless required by law. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. ©2025 AKERO THERAPEUTICS.

EFX: Potential Best-in-Class MASH Drug with Near-Term Milestones akero

1 Potential to Treat Pre-Cirrhotic MASH (F2-F3)

- HARMONY: 96-wk Ph2b study
- Week 96 data provided strongest reported efficacy data to date across MASH field:
  - ≥1 stage fibrosis improvement
  - 2 stage fibrosis improvement
  - MASH resolution
  - Fibrosis improvement and MASH resolution

Unprecedented Fibrosis Improvement After 96 Weeks of Treatment

2 Potential to Treat MASH Due to Cirrhosis (F4, compensated)

- SYMMETRY: 96-wk Ph2b study
- Week 96 data provided first-ever report of statistically significant reversal of cirrhosis
- 50mg EFX versus placebo
  - Completer Analysis: 39% vs. 15%
  - ITT Analysis: 29% vs. 12%
- Favorable tolerability profile

Unprecedented Reversal of Cirrhosis After 96 Weeks of Treatment

3 Global Phase 3 SYNCHRONY Program Underway (F1-F4, compensated)

- Phase 3 SYNCHRONY program comprised of three clinical trials
  - *Histology* (F2-F3), readout with histology expected 1H'27
  - *Real-World* (F1-F3), non-invasive tests only, readout expected 1H'26
  - *Outcomes* (F4, compensated)

All three SYNCHRONY studies are actively enrolling patients

©2025 AKERO THERAPEUTICS.

3

EFX Bivalent Structure Potentially Optimal for MASH Efficacy, With Convenient Once-weekly Dosing


Fc
Fc
Linker
N terminus
C terminus
L98R
P171G
A180E
FGF21
FGF21
βKlotho
FGFR
βKlotho

Bivalent FGF21 Analog Brings:

- High β-Klotho affinity
- High systemic exposure
- Maintained agonism of FGFRs throughout weekly dosing interval
- Sustained pharmacodynamic effect through week 24 (F2-F3) and week 36 (F4, compensated)

Stanislaus, S *et al.* (2017) *Endocrinology* 158(5): 1314-27; Lee, S *et al.* (2018) *Nature* 553: 501-505; Kharitonenkov, A *et al.* (2007) Endocrinology 148(2)774-781

©2025 AKERO THERAPEUTICS.

4

EFX Direct And Indirect Anti-fibrotic Effects


Pathogenesis of Fibrosis
Hepatocyte Stress & Death
Kupffer Cell Activation
Myofibroblast Differentiation
Fibrogenesis
EFX Anti-Fibrotic Activity

Bao, L *et al.* (2018) *Br J Pharmacol* 175:3379-3393; Fisher, FM *et al.* (2014) *Gastroenterology* 147:1073-1083.e6; Jimenez, V *et al.* (2018) *EMBO Mol Med* 10:e8791; Lee, JH *et al.* (2016) *Am J Transl Res* 8:4750-4763; Sanyal, A *et al.* (2018) *Lancet* 392:2705-2717; Le, CT *et al.* (2018) *PLOS one* 13:e0192146; Xu, P *et al.* (2016) *Toxicol Appl Pharmacol* 290:43-53; Yu, Y *et al.* (2016) *Int Immunopharmacol* 38:144-152

**Cited literature available on company website*

©2025 AKERO THERAPEUTICS.
5

Key Regulatory Designations Based on EFX Therapeutic Profile Fast Track (US FDA - 2021) Breakthrough Therapy (US FDA - 2022) Enables expedited development Signifies potential for substantial improvement over available therapy on clinically significant endpoints Based on Phase 2b HARMONY data PRIME (EMA - 2020) Enables more frequent regulatory interactions to resolve development issues with potential eligibility for priority review Signifies potential to fill an unmet medical need Based on Phase 2a BALANCED data Enables enhanced regulatory support Signifies potential to offer a major therapeutic advantage over existing treatments or benefit patients without treatment options Based on Phase 2a BALANCED data Efruxifermin was the first investigational MASH drug to receive all three designations FDA, Guidance for Industry: Expedited Programs for Serious Conditions – Drugs and Biologics (2014); European Medicines Agency, Reflection paper on a proposal to enhance early dialogue to facilitate accelerated assessment of priority medicines (PRIME) (Draft 2015) ©2025 AKERO THERAPEUTICS.

Fibrosis Stage F2-F3 F2-F3 F4, Compensated F4, Compensated Phase 2b 3 2b 3 N 128 1650 182 1150 Weeks 96 240 96 ~260 Phase 3 study evaluating safety & tolerability in ~700 clinically-diagnosed patients (F1 to F4, compensated) for 52 weeks Comprehensive Phase 3 SYNCHRONY Program Builds on Data from Two Biopsy-based Phase 2b Studies 1 HARMONY Phase 2b 24-Week Results published in Lancet Gastro Hepatol 2023; 8(12):1080–1093 Comprehensive Phase 3 SYNCHRONY program (N ~3500) builds on two biopsy-based Phase 2b studies (N ~300) in corresponding patient populations 1 2 2 SYMMETRY Phase 2b 36-Week Results presented at AASLD 2023, LB-5005 Hepatology 2024; 79:E33-E85 ©2025 AKERO THERAPEUTICS.

Phase 3 SYNCHRONY Trial Designs:
Histology (F2-F3) and *Real-World* (F1-F3)

akero

Phase 3 SYNCHRONY program (N ~3500) is comprised of two efficacy studies with both histology and long-term clinical outcomes endpoints and a third one-year study evaluating safety and tolerability synchrony HISTOLOGY

Primary Histology Endpoint
≥ 1-stage fibrosis improvement **and** MASH resolution at Week 52

Patient Population
Biopsy-confirmed F2-F3 MASH

Readout Expected
1H 2027

Primary Outcomes Endpoint
Evaluated at 240 Weeks


Total Treatment Duration: 240 Weeks
Screening
12 Weeks prior to Day 1
Randomization 1:1:1
(N≈1650)
Placebo
EFX 28mg
EFX 50mg
Baseline
Liver Biopsy
Week 52
Liver Biopsy

synchrony REAL-WORLD

Primary Endpoint
Safety & Tolerability

Patient Population
MASH/MASLD

Readout Expected
1H 2026


Treatment Duration: 52 Weeks
Screening
12 Weeks prior to Day 1
Randomization
1:2 (N≈700)
Phase 2
Placebo
Subjects
Placebo
EFX 50mg
EFX 50mg
(Open Label Rollover)

Double-Blind Enrollment Completed

©2025 AKERO THERAPEUTICS.

8

Phase 3 SYNCHRONY Trial Design:
Outcomes (F4, Compensated)

akero

synchrony OUTCOMES

Patient Population
Cirrhosis Due to MASH
(F4, Compensated)

Primary Histology Endpoint
≥ 1-stage fibrosis improvement and no worsening of MASH at Week 96

Primary Outcomes Endpoint
Time to first occurrence of protocol-specified clinical events


Total Treatment Duration: ~260 Weeks
Screening
12 Weeks prior to Day 1
Randomization
1:1 (N=1150)
Placebo
EFX 50mg
Baseline Liver Biopsy
Week 96 Liver Biopsy

Key Secondary Efficacy Endpoints for All Phase 3 Studies

- Fibrosis Markers
- Lipoproteins
- Glycemic Control
- Weight Change
- Liver Injury Markers

©2025 AKERO THERAPEUTICS.

9

Commercial Supply Chain of API and Drug Product/Device: Supply Authorized Globally for Initiated Phase 3 Studies Drug Product/Device Combination Drug Substance (API) Commercial scale High Titer E. Coli Expression Process validation complete Commercially precedented 1 mL lyo/liquid Dual Chamber Syringe Self-administered, stable at 2-25ºC ©2025 AKERO THERAPEUTICS.

Recent Progress, Near-Term Milestones, and Cash on Hand

akero

SYNCHRONY Real-World / SYNCHRONY Histology
First Patients Enrolled in Phase 3
Q4'23

HARMONY
Phase 2b (F2-F3)
Week 96 Readout with Liver Histology
Mar'24

SYNCHRONY Outcomes
First Patient Enrolled in Phase 3 (F4, Compensated)
Sep'24

SYNCHRONY Real-World
Double-Blind Enrollment Completed
Jan'25

SYMMETRY for Cirrhotic NASH
Phase2b (F4, Compensated)
Week 96 Readout with Liver Histology
Jan'25

SYNCHRONY Real-World
Week 52 Readout Expected
1H'26

Cash sufficient to fund Phase 3 SYNCHRONY *Histology* and *Real-World* studies through their primary endpoints and current operating plan into the second half of 2027, with **~$800M cash on hand**[1] as of December 31, 2024

[1] Cash, cash equivalents, and short-term marketable securities; unaudited, preliminary and subject to change

©2025 AKERO THERAPEUTICS.

11

EFX: Treatment of Compensated Cirrhosis (F4) Due to MASH Statistically Significant Reversal of Cirrhosis after 96 Weeks ©2025 AKERO THERAPEUTICS.

High Risk of Mortality Associated with Cirrhosis Due to MASH Survival Free of Liver Transplantation Follow-up (years) Cumulative Survival (%) Angulo, P et al. (2015) Gastroenterology 149:389-397 P<0.001 F4 50% ~50% 5-year mortality without liver transplant for F4 patients 40% 20% 0% 100% 80% 60% ©2025 AKERO THERAPEUTICS. F3 F2 F1 F0

No Compound To Date Has Shown Statistically Significant Reversal of Cirrhosis Due to MASH in Clinical Trials

akero


Fibrosis Improvement ≥1 Stage[1]
GLP-1
novo nordisk
Semaglutide[2]
48 Wks / Ph2b
Active
ASK-1
GILEAD
Selonsertib[3]
48 Wks / Ph3
Discontinued
Peg-FGF21
Bristol Myers Squibb
Pegbelfermin[4]
48 Wks / Ph2b
Discontinued
FGF19
ngmBIO
Aldafermin[5]
48 Wks / Ph2b
Discontinued
FXR
Intercept
Obeticholic acid[6]
78 Wks / Ph3
Discontinued
LOXL-2
GILEAD
Simtuzumab[7]
96 Wks / Ph2b
Discontinued
29%
11%
pbo (n=24)
2.4mg (n=47)
13%
13%
14%
pbo (n=172)
6mg (n=351
18mg (n=354)
31%
24%
28%
pbo (n=39)
20mg (n=37)
40mg (n=39)
15%
21%
23%
pbo (n=56)
1mg (n=42)
3mg (n=55)
10%
11%
12%
pbo (n~306)
10mg (n~306)
25mg (n~306)
8%
8%
13%
pbo (n=75)
200mg (n=76)
700mg (n=79)

[1] Includes results from publicly reported placebo-controlled studies in patients with compensated cirrhosis due to MASH reporting either ≥ 1-stage fibrosis improvement and no worsening of MASH (semaglutide, selonsertib, pegbelfermin, obeticholic acid) or only ≥ 1-stage fibrosis improvement (aldafermin, simtuzumab); numerical values represent percent responders. [2] Loomba, R et al. (2023) Lancet Gastro Hep 8:511-22; [3] Harrison, SH et al. (2020) J Hepatol 73(1):26-39; [4] Abdelmalek, MF et al. (2023) Clinical Gastro Hep 23:S1542-3565; [5] NGM Bio (2023) September Corporate Overview; [6] Intercept (2022) September 30 Press Release; [7] Harrison, SA et al. (2018) Gastroenterology 155:1140–1153. Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

©2025 AKERO THERAPEUTICS.

14

Phase 2b SYMMETRY Trial Design: Compensated Cirrhosis (F4) Due to MASH with Liver Histology at 36 and 96 weeks akero

Key Inclusion Criteria[1]
- F4 MASH, Child-Pugh A
- T2D or 2 of 4 components of metabolic syndrome[2]

Phase 2b Primary Endpoint
- ≥1 Stage Fibrosis Improvement with no Worsening of MASH at Week 36

Key Secondary Efficacy Endpoints
- MASH Resolution
- Fibrosis Markers
- Lipoproteins
- Glycemic Control
- Weight Change
- Liver Injury Markers


Total Treatment Duration: 96 Weeks
Phase 2b
Screening
Randomization
Placebo (N=61)
EFX 28mg (N=57)
EFX 50mg (N=63)
Screening Liver Biopsy
Week 36 Liver Biopsy
Week 96 Liver Biopsy

[1] All patients had biopsy-proven compensated cirrhosis (fibrosis stage 4) due to definitive MASH or cryptogenic cirrhosis presumed secondary to MASH. Subjects with cryptogenic cirrhosis were limited to approximately 20% of the total study population.
[2] Obesity, dyslipidemia, elevated blood pressure, and elevated fasting glucose

©2025 AKERO THERAPEUTICS.
15

Baseline Demographics Parameter (Mean) Placebo (N=61) EFX 28mg (N=57) EFX 50mg (N=63) Age (Years) 61 62 59 Sex (% Female) 62 68 70 Enhanced Liver Fibrosis (ELF) Score 10.4 10.6 10.5 Liver Stiffness by VCTE (FibroScan) (kPa) 24.7 24.1 24.5 Alanine Aminotransferase (ALT) (U/L) 40.3 40.1 38.4 Aspartate Aminotransferase (AST) (U/L) 35.5 37.1 37.5 Type 2 Diabetes (%) 82 81 78 HbA1c (%) 6.8 6.8 6.6 HOMA-IR 11.8 11.7 11.5 Baseline Use of GLP-1 Receptor Agonists (%) 26 19 33 Triglycerides (mg/dL) 143 148 159 Statin Use (%) 53 46 43 Weight (kg) 102 99 95 ©2025 AKERO THERAPEUTICS. Source Data: FAS

11% Discontinued for Administrative Reasons1 Patient Disposition 28mg (N=41) (89% Retention) 50mg (N=46) (90% Retention) Placebo (N=47) (82% Retention) Biopsy Collected at Week 36 (N=154) Randomized & Dosed (N=181) Biopsy Collected at Week 96 (N=134) 87% Retained from Week 36 to 96 2% Discontinued Due to AEs ©2025 AKERO THERAPEUTICS. 1 Primarily withdrawal of consent, loss to follow-up, and investigator discretion

SYMMETRY Week 96 Main Analysis Sets

Analysis Set[1]	N	Description
Week 96 Liver Biopsy Analysis Set (LBAS) Placebo (N=47) 28mg (N=41) 50mg (N=46)	134	All patients with baseline and Week 96 biopsy results
Safety Set / Full Analysis Set (FAS)[2] Placebo (N=61) 28mg (N=57) 50mg (N=63)	181	All randomized patients who received at least one dose of study drug

[1] P-values, where presented, are nominal
[2] **ITT Analyses are based on FAS where missing biopsy = failure**

©2025 AKERO THERAPEUTICS.

All reported results are topline preliminary data.
18

Unprecedented **Reversal of Cirrhosis** Observed in SYMMETRY with 50mg EFX akero

Fibrosis Improvement ≥1 Stage & No Worsening of MASH at Week 96



Primary Analysis1
50%
40%
30%
20%
10%
0%
15%
29%
39%**
Placebo N=47
EFX 28mg N=41
EFX 50mg N=46

[1] All patients with baseline and Week 96 biopsies

** $p<0.01$, versus placebo (CMH test[3])

[3] Cochran-Mantel-Haenszel test

ITT Analysis[2]

Placebo (N=61)	EFX 28mg (N=57)	EFX 50mg (N=63)
12%	21%	29%*

[2] Missing biopsy = failure

* $p<0.05$, versus placebo (CMH test)

©2025 AKERO THERAPEUTICS.

Source Data: LBAS; ITT

19

Sustained (n=6) New (n=6) Sustained (n=9) New (n=9) Sust. (n=4) New (n=3) **39%** EFX 28mg N=41 EFX 50mg N=46 Placebo N=47 29% 15% Fibrosis Improvement ≥1 Stage & No Worsening of MASH at Week 96 Sustained1 & New2 Responders Placebo (N=8) EFX 28mg (N=9) EFX 50mg (N=12) 4 (50%) 6 (67%) 9 (75%) Proportion of Week 36 Responders with Sustained Response at Week 963,5 Placebo (N=39) EFX 28mg (N=32) EFX 50mg (N=34) 3 (8%) 6 (19%) 9 (26%) Proportion of Week 36 Non-Responders with New Response at Week 964,5 3 Among Week 36 responders with Week 96 biopsies 4 Among Week 36 non-responders with Week 96 biopsies 5 Not analyzed for statistical significance Improved and Durable Response Observed with Longer Treatment Source Data: LBAS ©2025 AKERO THERAPEUTICS. 1 Responder at Weeks 36 & 96; 2 Responder at Week 96 ** p<0.01, versus placebo (CMH test)

Baseline GLP-1 Therapy Did Not Impact Reversal of Cirrhosis

akero

Fibrosis Improvement ≥1 Stage & No Worsening of MASH at Week 96



All Patients with Baseline and
Week 96 Biopsies (N=134)
50%
40%
30%
20%
10%
0%
15%
29%
39%**
Placebo
N=47
EFX 28mg
N=41
EFX 50mg
N=46

** p<0.01, versus placebo (CMH test)



Subgroup (N=97):
Patients Without GLP-1 Use at Baseline
50%
40%
30%
20%
10%
0%
17%
28%
45%**
Placebo
N=36
EFX 28mg
N=32
EFX 50mg
N=29

** p<0.01, versus placebo (CMH test)

©2025 AKERO THERAPEUTICS.

Source Data: LBAS

21

MASH Resolution Observed at Week 96

MASH Resolution



Primary Analysis[1]
70%
60%
50%
40%
30%
20%
10%
0%
18%
59%***
55%**
Placebo
N=34
EFX 28mg
N=32
EFX 50mg
N=40

[1] All patients with baseline and Week 96 biopsies who had definitive MASH at baseline

** p<0.01, *** p<0.001, versus placebo (CMH test)

ITT Analysis[2]

Placebo (N=45)	EFX 28mg (N=45)	EFX 50mg (N=52)
13%	42%**	42%**

[2] Missing biopsy = failure

** p<0.01, versus placebo (CMH test)

©2025 AKERO THERAPEUTICS.

Source Data: LBAS subgroup (definitive MASH at baseline); FAS

22

Treatment-Emergent Adverse Events (TEAEs): Cumulative from Baseline through Week 96 TEAE Overview Placebo (N=61) EFX 28mg (N=57) EFX 50mg (N=63) TEAEs Leading to Death a 1 (2%) a 0 (0%) 0 (0%) Treatment-Emergent Serious Adverse Events (SAEs) 11 (18%) 15 (26%) 15 (24%) Drug-Related SAEs 0 0 0 TEAEs Leading to Discontinuation of Treatment 2 (3%) 6 (11%) 11 (18%) Weeks 37-96: Cirrhosis-Related Clinical Events 0 b 1 b c 1 c Weeks 37-96: Other Adverse Events 0 0 d 1 d Most Frequent (≥15%) Drug-Related TEAEs Placebo (N=61) EFX 28mg (N=57) EFX 50mg (N=63) Diarrhea, n (%) 10 (16%) 11 (19%) 19 (30%) Nausea, n (%) 8 (13%) 11 (19%) 18 (29%) Increased Appetite, n (%) 3 (5%) 7 (12%) 18 (29%) Injection Site Erythema, n (%) 5 (8%) 10 (18%) 14 (22%) a Pneumonia (prior to week 36); b Ascites; c Hepatic encephalopathy; d Diarrhea ©2024 AKERO THERAPEUTICS. Source Data: Safety Set

Additional Safety Observations for 50mg EFX (Phase 3 Dose) Versus Placebo at Week 96 Bone Mineral Density 43% of 50mg EFX and 41% of placebo patients had osteopenia1 at baseline, but only 3% of 50mg EFX and 7% of placebo patients were treated with bisphosphonates Placebo-adjusted, significant relative reductions in bone mineral density (5%) for spine and hip were observed for 50mg EFX, or about 2-3% per year For context, treatment with a diabetic dose of GLP-1 was recently reported to be associated with about a 2% reduction in bone mineral density over one year.2 Equal number of fractures (4 each) observed for 50mg EFX and placebo Markers of Hemostasis and Liver Function Markers of hemostasis and liver function, including bilirubin, MELD score, INR, platelet count, albumin and Child-Pugh score, remained stable or trended toward improvement for 50mg EFX Electrocardiograms (ECGs), Vital Signs & Body Weight No statistically significant changes in ECGs, heart rate, or blood pressure were observed for 50mg EFX versus placebo Weight reduction of ~2% was observed for 50mg EFX and placebo ©2025 AKERO THERAPEUTICS. 1 T-score < -1.0 by DXA 2 M. S. Hansen et al., eClinicalMedicine. 72, 102624 (2024)

Pattern of Reductions in Imaging and Circulating Biomarkers of Fibrosis **Corroborate** Histological Improvement in Cirrhosis

akero

LS Mean Change From Baseline to Week 96


ELF Score
(Baseline: 10-11)
0.3
0.2
0.1
0.0
-0.1
-0.2
-0.3
-0.4
-0.5
-0.6
-0.7
+0.22
-0.34 ***
-0.53***
Placebo N=49
EFX 28mg N=41
EFX 50mg N=47

*** p<0.001, versus placebo (MMRM[1])

[1] Mixed Model Repeated Measures


Liver Stiffness (%)2
(Baseline: 24-25 kPa)
0%
-5%
-10%
-15%
-20%
-25%
-30%
-8%
-18%
-24%*
Placebo N=49
EFX 28mg N=41
EFX 50mg N=47

* p<0.05, versus placebo (MMRM[1])

[2] Measured by FibroScan

Source Data: FAS (non-missing values only, no imputation)

©2025 AKERO THERAPEUTICS.

25

(Baseline: 38-40 U/L) * p<0.05,** p<0.01, *** p<0.001, versus placebo (MMRM) Statistically Significant Reductions in Markers of Liver Injury Sustained Through Week 96 with 50mg EFX ALT (U/L) LS Mean Change from Baseline AST (U/L) LS Mean Change from Baseline *** * * ** * ** ** ** ** * ** ** ** *** ** *** ** ** * ©2025 AKERO THERAPEUTICS. Source Data: FAS (Baseline: 36-38 U/L) * p<0.05,** p<0.01, *** p<0.001, versus placebo (MMRM) *** *** *** *** *** *** *** *** *** *** *** ** ** ** *** *** *** *** *** ** *** *** ***

Significantly Improved **Lipoprotein Profile** Observed at Week 96

akero

LS Mean Change From Baseline to Week 96 (mg/dL)



Triglycerides
(Baseline: 140-61 mg/dL)
0
-10
-20
-30
-40
-3
-27*
-33*
Placebo N=49
EFX 28mg N=40
EFX 50mg N=47
Non-HDL Cholesterol
(Baseline: 114-24 mg/dL)
0
-10
-20
-30
-10
-19
-21*
Placebo N=49
EFX 28mg N=40
EFX 50mg N=47
HDL Cholesterol
(Baseline: 50-52 mg/dL)
10
5
0
-5
-2
+6**
+9***
Placebo N=49
EFX 28mg N=40
EFX 50mg N=47

* p<0.05, *versus placebo (MMRM)

* p<0.05 versus placebo (MMRM)

** p<0.01, *** p<0.001, versus placebo (MMRM)

LDL cholesterol was reduced by 11% and 9%, respectively, in the 50mg EFX and placebo groups

©2025 AKERO THERAPEUTICS.

Source Data: FAS

27

Significantly Improved **Insulin Sensitivity** Observed at Week 96 with 50mg EFX akero

LS Mean Change From Baseline to Week 96


HOMA-IR
2
1
0
-1
-2
-3
-4
-5
-6
+1.6
-3.4 *
-4.1 **
Placebo N=47
EFX 28mg N=41
EFX 50mg N=45

* p<0.05, ** p<0.01, versus placebo (MMRM)


C-Peptide (%)
0%
-5%
-10%
-15%
-20%
-1%
-13%
-18% *
Placebo N=48
EFX 28mg N=41
EFX 50mg N=45

* p<0.05, versus placebo (MMRM)


Adiponectin (%)
80%
60%
40%
20%
0%
+8%
+32%
69% ***
Placebo N=49
EFX 28mg N=41
EFX 50mg N=46

*** p<0.001, versus placebo (MMRM)

At Week 96, HbA1c remained unchanged from baseline for 50mg EFX, compared to a slight increase to 7.0 for placebo.

©2025 AKERO THERAPEUTICS.

Source Data: FAS

28

EFX is the **First Compound** that Has Been Reported to Statistically Significantly Reverse Cirrhosis Due to MASH[1]

Fc-FGF21	GLP-1	ASK-1	Peg-FGF21	FGF19	FXR	LOXL-2
akero	novo nordisk	GILEAD	Bristol Myers Squibb	ngmBIO	Intercept	GILEAD
Efruxifermin	**Semaglutide[2]**	**Selonsertib[3]**	**Pegbelfermin[4]**	**Aldafermin[5]**	**Obeticholic acid[6]**	**Simtuzumab[7]**
96 Wks / Ph2b	48 Wks / Ph2b	48 Wks / Ph3	48 Wks / Ph2b	48 Wks / Ph2b	78 Wks / Ph3	96 Wks / Ph2b
Active	Active	Discontinued	Discontinued	Discontinued	Discontinued	Discontinued



39%**
15%
29%
pbo (n=47)
28mg (n=41)
50mg (n=46)
29%
11%
pbo (n=24)
2.4mg (n=47)
13%
13%
14%
pbo (n=172)
6mg (n=351
18mg (n=354)
31%
24%
28%
pbo (n=39)
20mg (n=37)
40mg (n=39)
15%
21%
23%
pbo (n=56)
1mg (n=42)
3mg (n=55)
10%
11%
12%
pbo (n~306)
10mg (n~306)
25mg (n~306)
8%
8%
13%
pbo (n=75)
200mg (n=76)
700mg (n=79)

[1] Includes results from publicly reported placebo-controlled studies in patients with compensated cirrhosis due to MASH reporting either ≥ 1-stage fibrosis improvement and no worsening of MASH (EFX, semaglutide, selonsertib, pegbelfermin, obeticholic acid) or only ≥ 1-stage fibrosis improvement (aldafermin, simtuzumab); numerical values represent percent responders. [2] Loomba, R et al. (2023) Lancet Gastro Hep 8:511-22; [3] Harrison, SH et al. (2020) J Hepatol 73(1):26-39; [4] Abdelmalek, MF et al. (2023) Clinical Gastro Hep 23:S1542-3565; [5] NGM Bio (2023) September Corporate Overview; [6] Intercept (2022) September 30 Press Release; [7] Harrison, SA et al. (2018) Gastroenterology 155:1140–1153. Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

©2025 AKERO THERAPEUTICS.

** p<0.01, versus placebo (CMH test)

29

Phase 3 SYNCHRONY *Outcomes* Trial Design



Patient Population
Cirrhosis Due to MASH
(F4, Compensated)
Primary Histology Endpoint
≥ 1-stage fibrosis improvement and
no worsening of MASH at Week 96
Primary Outcomes Endpoint
Time to first occurrence of
protocol-specified clinical events
Total Treatment Duration: ~260 Weeks
Randomization
1:1 (N≈1150)
Placebo
EFX 50mg
Baseline
Liver Biopsy
Week 96
Liver Biopsy
(Cohort 1)

©2025 AKERO THERAPEUTICS.

30

Unprecedented Clinical Activity for 50mg EFX After 96 Weeks ©2024 AKERO THERAPEUTICS. Completers 39% vs. 15% (24% Effect Size) Source Data: LBAS; ITT ITT 29% vs. 12% (17% Effect Size) Reversal of Cirrhosis in <2 Years p=0.009 p=0.031 With Favorable Tolerability Profile ≥1 stage improvement in fibrosis without worsening of MASH 50mg EFX vs placebo (CMH)

EFX: Treatment of Pre-Cirrhotic MASH (F2-F3) Statistically Significant Effects after 96 Weeks 1-Stage Fibrosis Improvement MASH Resolution Fibrosis Improvement AND MASH Resolution 2-Stage Fibrosis Improvement ©2025 AKERO THERAPEUTICS.

HARMONY Trial Design: Pre-Cirrhotic (F2-F3) MASH with Liver Histology at 24 and 96 weeks Screening Randomization EFX 28mg Placebo EFX 50mg Phase 2b Screening Liver Biopsy Week 24 Liver Biopsy Week 96 Liver Biopsy Week 96 Primary Analyses ≥ 1 or 2 stages fibrosis improvement & no worsening of MASH MASH Resolution & No Worsening of Fibrosis Fibrosis Improvement & MASH Resolution Week 24 Primary Endpoint ≥ 1 stage fibrosis improvement & no worsening of MASH ©2025 AKERO THERAPEUTICS. Total Treatment Duration: 96 Weeks

Analysis Sets

Analysis Set	N	Description
Full Analysis Set	128	All randomized subjects
Safety Set / Modified Full Analysis Set (ITT) Placebo (N=43) · 28mg (N=40) · 50mg (N=43)	126	All randomized and dosed subjects[1]
Week 24 Liver Biopsy Analysis Set Placebo (N=41) · 28mg (N=38) · 50mg (N=34)	113	All subjects with baseline and Week 24 biopsy results
Week 96 Liver Biopsy Analysis Set Placebo (N=34) · 28mg (N=26) · 50mg (N=28)	88	All subjects with completed second on-study biopsy

[1] The Modified Full Analysis Set includes subjects that were randomized and received at least one dose of study drug per the Statistical Analysis Plan.

©2025 AKERO THERAPEUTICS.

34

Baseline Demographics Parameter (Units) Placebo (N=43) EFX 28mg (N=42) EFX 50mg (N=43) Age (Years) 55 57 52 Sex (% Female) 63 69 53 Weight (kg) 108 104 103 Type 2 Diabetes (%) 65 76 70 Fibrosis Stage (% F3)1 70 64 63 Enhanced Liver Fibrosis (ELF) Score 9.8 9.7 9.8 Pro-C32 (μg/L) (GEN 2 ELISA) 125 113 145 Liver Stiffness by VCTE3 (FibroScan) (kPa) 15 14 16 Hepatic Fat Fraction by MRI-PDFF4 (%) 17.1 18.5 17.5 MASLD Activity Score (MAS) 5.4 5.1 5.6 Alanine Aminotransferase (ALT) (U/L) 62 50 63 Aspartate Aminotransferase (AST) (U/L) 57 42 52 1 All patients either fibrosis stage 2 (F2) or stage 3 (F3); 2 Procollagen 3 N-Terminal Propeptide; 3 Vibration-controlled transient elastography; 4 Magnetic Resonance Imaging Proton Density Fat Fraction Source Data: Full Analysis Set (FAS) ©2025 AKERO THERAPEUTICS.

Consensus Reading of Biopsies: Rigorous Approach to Histopathology Based on FDA Input to Minimize Variability Different Scores Slides Prepared From Tissue Samples Score 1 Score 2 Same Score Consensus Score Adjudicated Score No Consensus Consensus Meeting Final Score QC’d and Reported to Study Portal Key Features of EFX Biopsy Analysis Plan Biopsies independently scored by two pathologists, with a third pathologist available to adjudicate in absence of consensus Pathologists underwent protocol-specific training to align on MASH-CRN scoring interpretation Pathologists blinded to subject, treatment, and sequence No paired biopsy reads (i.e., pre- and on-treatment biopsies not read side-by-side) Consensus Biopsy Analysis Flow Chart ©2025 AKERO THERAPEUTICS.

≥1 Stage Fibrosis Improvement & No Worsening of MASH:
Statistically Significant Response Observed for 50mg EFX at Week 96

Fibrosis Improvement ≥1 Stage & No Worsening of MASH at Week 96



Primary Analysis[1]
80%
60%
40%
20%
0%
24%
46%
75%***
Placebo
N=34
EFX 28mg
N=26
EFX 50mg
N=28

[1] All subjects with baseline and Week 96 biopsies

*** p<0.001, versus placebo (Cochran-Mantel-Haenszel Test [CMH])

ITT Analysis[2]

Placebo (N=43)	EFX 28mg (N=40)	EFX 50mg (N=43)
19%	30%	49%**

[2] All missing biopsies are imputed as a non-responder

** p<0.01, versus placebo (CMH)

©2025 AKERO THERAPEUTICS.

Source Data: Week 96 Liver Biopsy Analysis Set (LBAS-96); Modified Full Analysis Set (ITT)

37

Placebo (N=29) EFX 28mg (N=14) EFX 50mg (N=16) 6 (21%) 2 (14%) 10 (63%) Proportion of Week 24 Non-Responders with New Response at Week 964,5 3 Among Week 24 responders with Week 96 biopsies 3 Among Week 24 non-responders with Week 96 biopsies 5 Not analyzed for statistical significance ≥1 Stage Fibrosis Improvement & No Worsening of MASH: Sustained, Broad and Durable Response Sustained (n=10) New (n=2) Sustained (n=11) New (n=10) Sust. (n=2) New (n=6) ***75%*** EFX 28mg N=26 EFX 50mg N=28 Placebo N=34 46% 24% 1 Responder at Weeks 24 & 96; 2 Responder at Week 96 *** p<0.001, versus placebo (CMH) Placebo (N=5) EFX 28mg (N=12) EFX 50mg (N=12) 2 (40%) 10 (83%) 11 (92%) Proportion of Week 24 Responders with Sustained Response at Week 963,5 Fibrosis Improvement ≥1 Stage & No Worsening of MASH at Week 96 Sustained1 & New2 Responders Source Data: LBAS-96 ©2025 AKERO THERAPEUTICS.

EFX Fibrosis Improvement in Context: Pre-Cirrhotic MASH: in Fibrosis & No Worsening of MASH 1 89Bio (2023) Mar 22 Corp Pres; 2 Sagimet (2024) Aug Corp Pres; 3 Madrigal (2022) Dec 19 Press Rel; 4 Novo Nordisk (2024) Nov 1 Press Rel; 5 Loomba et al. (2024) New Engl J Med 391, 299-310; 6 Sanyal et al. (2024) New Engl J Med 391, 311-9; 7 Baseline and end-of-study biopsies available; 8 Missing biopsies (or 9 failure to reach target dose) imputed as non-responders; 10 Based on treatment policy estimand: treatment effect regardless of treatment adherence; 11 Missing biopsies imputed assuming they follow the pattern of the placebo group. All trademarks are the property of their respective owners. * p<0.05, ** p<0.01, *** p<0.001, versus placebo (CMH). Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. 2Denifanstat2 Phase 2b (F2-F3) 52 Wks / 58% F3 Single Pathologist 7Completers7 18% **41%** Placebo (N=45) 50mg (N=81) Efruxifermin Phase 2b (F2-F3) 96 Wks / 66% F3 Consensus Reading Completers7 75%*** 46% 24% 28mg (N=26) 50mg (N=28) Placebo (N=34) 3Rezdiffra3 Phase 3 (F1-F3) 52 Wks / 62% F3 Statistically Combined 8ITT8 Placebo (N=318) 80mg (N=316) 100mg (N=321) ***26%*** ***%*** 14% 1Pegozafermin1 Phase 2b (F2-F3) 24 Wks / 65% F3 Algorithmic Scoring 7Completers7 **26%** Placebo (N=61) 15mg (N=14) 30mg (N=66) *22% 7% 5Tirzepatide5 Ph2b (F2-F3) 52 Wks / 57% F3 Consensus Reading 11ITT11 Placebo (N=48) 10mg (N=47) 15mg (N=48) 31% 51% 51% 6Survodutide6 Ph 2b (F2-F35) 48 Wks / 46% F3 Single Pathologist 8,9ITT8,9 **43% *34% 22% Placebo (N=60) 4.8mg (N=59) 6mg (N=51) Placebo (N~400) 4Semaglutide4 Phase 3 (F2-F3) 72 Wks / ?% F3 Consensus Reading 510ITT10 23% *37%* 2.4mg (N~400) ©2025 AKERO THERAPEUTICS.

Fibrosis Improvement 2 Stages & No Worsening of MASH, Weeks 24 and 96 1 All subjects with baseline and Week 24 or Week 96 biopsies ** p<0.01, *versus placebo (CMH) Placebo N=34 EFX 28mg N=26 EFX 50mg N=28 3% 31%** 36%** W24 W24 W24 Rate of 2-Stage Fibrosis Improvement Doubled from Week 24 to 96 Placebo (N=43) EFX 28mg (N=40) EFX 50mg (N=43) 2% **20%** **23%** Week 96 ITT Analysis2 ** p<0.01, versus placebo (CMH) 2 Subjects with missing biopsies are imputed as non-responders Source Data: LBAS-96; ITT Liver Biopsy Analysis Set1 ©2025 AKERO THERAPEUTICS.

EFX Fibrosis Improvement in Context: Pre-Cirrhotic MASH:
≥2 Stage Improvement in Fibrosis & No Worsening of MASH

akero

akero	Madrigal	novo nordisk
Efruxifermin	**Resmetirom**	**Semaglutide**
Phase 2b (F2-F3)	Phase 3 (F1-F3)	Phase 2b (F2-F3)
96 Wks / 66% F3	52 Wks / 62% F3	72 Wks / 69% F3
Consensus Readers	Two Readers	Consensus Readers
Completers[1]	**ITT**[2]	**ITT**[2]



3%
31%**
36%**
Placebo (N=34)
28mg (N=26)
50mg (N=28)
3%
8%
10%
Placebo (N=318)
80mg (N=316)
100mg (N=321)
22%
20%
26%
Placebo (N=58)
0.2mg (N=59)
0.4mg (n=56)
Fibrosis Improvement Only (Worsening of MASH Not Reported)

Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

** p<0.01, versus placebo (CMH)

[1] Baseline and end-of-study biopsies available; [2] Missing biopsies imputed as non-responders

Resmetirom – Madrigal (2022) December 19 Press Release; Semaglutide - Newsome et al. (2021) New Engl J Med 384, 1113-24

All trademarks are the property of their respective owners.

©2025 AKERO THERAPEUTICS.

41

≥1 Stage Fibrosis Improvement & No Worsening of MASH: Statistically Significant Response Among F3 Patients Observed for 50mg EFX 2 Stages (n=5) 1 Stage (n=1) 1 Stage (n=5) 2 Stages (n=8) 1 Stage (n=3) ***68%*** EFX 28mg N=15 EFX 50mg N=19 Placebo N=22 40% 14% *** p<0.001, versus placebo (CMH) Fibrosis Improvement ≥1 Stage & No Worsening of MASH at Week 96 Patients with F3 Fibrosis at Baseline1 Source Data: LBAS-96 (F3 Subgroup, N=56) ©2025 AKERO THERAPEUTICS.

Pattern of Reductions in Imaging and Circulating Biomarkers of Fibrosis Corroborate Histological Improvement in Fibrosis Source Data: FAS (non-missing values only, no imputation) LS Mean (SE) Absolute Change From Baseline to Week 96 Liver Stiffness (VCTE, kPa) ** ** * * *** *p<0.05, **p<0.01, ***p<0.001 versus placebo (MMRM) ELF Score *** *** * ** *** *** *** ** *p<0.05, **p<0.01, ***p<0.001 versus placebo (MMRM) ** ©2025 AKERO THERAPEUTICS.

Overlap of Imaging and Circulating Biomarkers of Fibrosis at 96 Weeks Corroborate Conventional Histopathology only in EFX-treated Individuals akero



Placebo (N=32)
All Three[5]
Liver Stiffness[2]
0%
Fibrosis[1]
ELF[3]
None[4]
47%
EFX 28 mg (N=26)
Liver Stiffness[2]
Fibrosis[1]
19%
All Three[5]
ELF[3]
None[4]
23%
EFX 50 mg (N=24)
Liver Stiffness[2]
42%
All Three[5]
Fibrosis[1]
ELF[3]
*
None[4]
0%

[1] Proportion with **histological fibrosis response** (improvement ≥1 stage without MASH worsening); [2] Proportion with **liver stiffness response** (≥30% reduction by FibroScan [VCTE]); [3] Proportion with **ELF response** (≥0.5 reduction in ELF Score); [4] None: Proportion without any of fibrosis improvement, liver stiffness response, or ELF response; [5] All Three: proportion with fibrosis improvement, liver stiffness response, and ELF response

©2025 AKERO THERAPEUTICS.

Areas, including overlaps, are proportional to response percentage

Source Data: Subset of the LBAS-W96 with available data

44

MASH Resolution & No Worsening of Fibrosis:
Statistically Significant Response Observed for Both EFX Groups

akero

MASH Resolution & No Worsening of Fibrosis at Week 96



Primary Analysis[1]
70%
60%
50%
40%
30%
20%
10%
0%
24%
62%**
57%**
Placebo N=34
EFX 28mg N=26
EFX 50mg N=28

[1] All subjects with baseline and Week 96 biopsies

** p<0.01, versus placebo (CMH test)

ITT Analysis[2]

Placebo (N=43)	EFX 28mg (N=40)	EFX 50mg (N=43)
19%	40%*	37%*

[2] Subjects with missing biopsies are imputed as non-responders

* p<0.05, versus placebo (CMH test)

©2025 AKERO THERAPEUTICS.

Source Data: LBAS-96; ITT

45

≥1 Stage Fibrosis Improvement AND MASH Resolution: Statistically Significant Response Observed for Both EFX Groups

Fibrosis Improvement ≥1 Stage AND MASH Resolution at Week 96



Primary Analysis[1]
60%
50%
40%
30%
20%
10%
0%
9%
42%**
54%***
Placebo N=34
EFX 28mg N=26
EFX 50mg N=28

[1] All subjects with baseline and Week 96 biopsies ** p<0.01, *** p<0.001, versus placebo (CMH)

ITT Analysis[2]

Placebo (N=43)	EFX 28mg (N=40)	EFX 50mg (N=43)
7%	28%**	35%**

[2] Subjects with missing biopsies are imputed as non-responders

** p<0.01, versus placebo (CMH)

©2025 AKERO THERAPEUTICS.

Source Data: LBAS-96; ITT

46

Statistically Significant Improvements in Markers of Liver Injury Sustained Through Week 96 Source Data: FAS ALT LS Mean Percent Change from Baseline AST LS Mean Percent Change from Baseline Baseline: 50-63 U/L Baseline: 42-57 U/L *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** ** ** *** *** *** *** *** *** *** *** *** *** *** *** *** *** * *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** * ** * *** *** *** *** ** *** * ** * p<0.05,** p<0.01, *** p<0.001, versus placebo (MMRM) * p<0.05,** p<0.01, ** p<0.001, versus placebo (MMRM) ©2025 AKERO THERAPEUTICS.

Treatment-Emergent Adverse Events (TEAE) From Baseline through Week 96 TEAE Overview Placebo (N=43) EFX 28mg (N=40) EFX 50mg (N=43) TEAE Leading to Death 0 (0%) 0 (0%) 0 (0%) Serious Adverse Event (SAE) 4 (9%) 4 (10%) 7 (16%) Drug-Related SAE 0 (0%) a1 (2%)a b1 (2%)b Drug-Related TEAE Leading to Discontinuation 0 (0%) c,d,e,f4 (10%)c,d g,h,i3 (7%)e,f Most Frequent (≥15%) Drug–Related TEAEs Placebo EFX 28mg EFX 50mg Diarrhea 7 (16%) 16 (40%) 16 (37%) Nausea 5 (12%) 12 (30%) 14 (33%) Increased Appetite 3 (7%) 7 (18%) 10 (23%) Injection Site Erythema 6 (14%) 8 (20%) 7 (16%) Injection Site Bruising 2 (5%) 6 (15%) 3 (7%) c Previously reported: (1) increased appetite & weight gain; (2) diarrhea; d Post week 24: (1) pancreatitis (SAE reported above); (2) diarrhea e Previously reported: (1) esophagitis & vomiting; (2) nausea f Post week 24: (1) diarrhea Source Data: Safety Set a Post week 24: pancreatitis (not confirmed on imaging and discharged within 24 hours) b Previously reported: esophagitis ©2025 AKERO THERAPEUTICS.

Safety Overview Blood Pressure No statistical difference versus placebo in systolic & diastolic BP at week 96 Markers of Liver Function and Hemostasis Remained stable, including platelets, bilirubin, INR1, MELD2 and CP3 score Progression to Cirrhosis Balanced across dose groups Bone Mineral Density At week 48, no significant changes versus placebo for lumbar spine and femoral neck regions At week 96, significant reductions versus placebo for lumbar spine (3-4%, both EFX groups) and femoral neck regions (< 3%, 50mg EFX only) One vertebral fracture (L1) observed in placebo group; no vertebral fractures observed in EFX groups 1 Prothrombin International Normalized Ratio; 2 Model for End-Stage Liver Disease; 3 Child-Pugh ©2025 AKERO THERAPEUTICS.

Improvement in Lipoproteins, Markers of Insulin Sensitivity and Body Weight After 96 Weeks, LS Mean Change From Baseline

akero



Triglyceride (% change)
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
8%
-15%***
-20%***
Placebo n=34
EFX 28mg n=26
EFX 50mg n=27
Non-HDL (% change)
10%
5%
0%
-5%
-10%
3%
-2%
-2%
Placebo n=34
EFX 28mg n=26
EFX 50mg n=27
LDL (% change)
10%
5%
0%
-5%
-10%
4%
3%
5%
Placebo n=34
EFX 28mg n=26
EFX 50mg n=27
HDL (% change)
40%
30%
20%
10%
0%
5%
18%*
27%***
Placebo n=34
EFX 28mg n=26
EFX 50mg n=27
Adiponectin (% change)
80%
60%
40%
20%
0%
17%
28%†
63%**
Placebo n=35
EFX 28mg n=27
EFX 50mg n=27
C-Peptide (% change)
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
8%
-2%
-20%**
Placebo n=35
EFX 28mg n=28
EFX 50mg n=27
HOMA-IR (% change)
10%
0%
-10%
-20%
-30%
-40%
7%
-11%
-33%**
Placebo n=34
EFX 28mg n=25
EFX 50mg n=26
Body Weight (kg change)
0
-1
-2
-3
-4
-1.5
-0.3
-3.5†
Placebo n=34
EFX 28mg n=27
EFX 50mg n=27

©2025 AKERO THERAPEUTICS.

* $p<0.05$, ** $p<0.01$, *** $p<0.001$, versus placebo (MMRM); † $p<0.05$, versus baseline (MMRM)

Source Data: FAS, non-missing values only, no imputation

50

Fibrosis Improvement Among F3 Patients5 Advanced 68%*** vs. 14% (50mg EFX vs. Placebo) Take-Aways: 50mg EFX After 96 Weeks Unprecedented 75%*** vs. 24% (50mg EFX vs. Placebo) ≥1 Stage Improvement In Fibrosis1 Deep 36%*** vs. 3% (50mg EFX vs. Placebo) 2-Stage Improvement In Fibrosis2 Week 24 to Week 96 Fibrosis Response4 Durable 92% vs. 40%6 (50mg EFX vs. Placebo) 1 ≥1 stage improvement in fibrosis without worsening of MASH; 2 2 stages improvement in fibrosis without worsening of MASH; 3 proportion of Week 24 non-responders who converted to week 96 responders; 4 proportion of Week 24 responders who were also week 96 responders; 5 ≥1 stage improvement in fibrosis without worsening of MASH among patients with week 96 biopsies and F3 fibrosis at baseline; 6 Not evaluated for statistical significance *** p<0.001, versus placebo (CMH) Conversion Of Non-Responders3 Broad 63% vs. 20%6 (50mg EFX vs. Placebo) Source Data: LBAS-96 ©2025 AKERO THERAPEUTICS.

Backup Slides

Cohort D Trial Design: EFX in Combination with GLP-1 Receptor Agonist Therapy (GLP-1) at Diabetic Doses Screening 12 Weeks EFX 50mg (N=21) Placebo (N=10) Key Inclusion Criteria Biopsy-confirmed MASH (F1-F3) Stable Dose of GLP-1a Primary Endpoint Safety & Tolerability Secondary Endpoints MRI-PDFF Fibrosis Markers ALT/AST HbA1c C-peptide Lipoproteins Weight Change MRI-PDFF Liver Biopsy a Approximately two-thirds of randomized patients were on a stable dose of GLP-1 for more than one year; all patients were on a stable dose for at least three months. ©2025 AKERO THERAPEUTICS.

Cohort D: Week 12 Patient Disposition & Key Analysis Sets Randomized (N=32) Completed Week 12 (N=29) Randomized Not Dosed Placebo (N=1) Dosed (N=31) Full Analysis Set – All patients who were randomized and received at least one dose of study drug Safety Set - All subjects who received at least one dose of study drug EFX 50mg (N=19) Placebo (N=10) Discontinued Prior to Week 12 (N=2) Nausea EFX (N=1) Withdrawn Consent EFX (N=1) ©2025 AKERO THERAPEUTICS.

Cohort D: Baseline Demographics Parameter (Mean) Placebo (N=10) EFX 50mg (N=21) Age (Years) 55 59 Sex (% Female) 90 43 Weight (kg) 96 101 Fibrosis Stage (% F1 / F2 / F3) 40 / 10 / 50 38 / 33 / 29 Hepatic Fat Fraction by MRI-PDFF1 (%) 15 11 Pro-C32 (μg/L) 34 33 Enhanced Liver Fibrosis (ELF) Score 9.6 9.2 Liver Stiffness by VCTE3 (FibroScan) (kPa) 12 10 Alanine Aminotransferase (ALT) (U/L) 31 35 Aspartate Aminotransferase (AST) (U/L) 24 26 HbA1c (%) 6.5 7.0 Triglycerides (mg/dL) 171 163 LDL-Cholesterol (mg/dL) 98 73 Statin Use (%) 50 81 1 Magnetic Resonance Imaging Proton Density Fat Fraction; 2 Procollagen 3 N-Terminal Propeptide; 3 Vibration-controlled transient elastography ©2025 AKERO THERAPEUTICS.

Cohort D: Concomitant Diabetic Medications at Baseline GLP-1s Placebo (N=10) EFX 50mg (N=21) Semaglutide 60% 43% Dulaglutide 30% 52% Liraglutide 10% 5% Tirzepatide1 0% 0% Other Diabetic Medications Placebo EFX 50mg Metformin 70% 76% Insulin 30% 48% SGLT-2 20% 33% Sulfonylureas 20% 24% DPP-IV 0% 10% Source Data: Safety Analysis Set 1 With one exception, all patients remained on their baseline GLP-1 therapy through Week 12; one patient entered treatment on a stable dose of semaglutide but switched to tirzepatide after the Week 10 visit due to unavailability of semaglutide. ©2025 AKERO THERAPEUTICS.

Cohort D Primary Endpoint: Comparable Safety and Tolerability Across Both Treatment Groups Source Data: Safety Analysis Set Treatment-Emergent Adverse Event (TEAE) Overview Placebo (N=10) EFX 50mg (N=21) TEAE Leading to Death 0 (0%) 0 (0%) Drug-Related Serious Adverse Event (SAE) 0 (0%) 0 (0%)a Drug-Related TEAE Leading to Discontinuation 0 (0%) 1 (5%)b Most Frequent (≥15%) Drug-Related TEAEs Placebo EFX 50mg Diarrhea 3 (30%) 4 (19%) Nausea 1 (10%) 7 (33%) Increased Appetite 0 (0%) 5 (24%) Decreased Appetite 2 (20%) 3 (14%) a Two SAEs in the EFX group were not drug related: post-procedural hemorrhage and uterine cancer. b Nausea ©2025 AKERO THERAPEUTICS.

Cohort D: Significantly Greater Relative Reductions in Liver Fat by MRI-PDFF for EFX Combined with GLP-1 than GLP-1 Alone -10% LS Mean Relative Percent Change From Baseline in Liver Fat at Week 121 *** p<0.001, versus placebo (Analysis of Covariance [ANCOVA]) *** -65% *** Source Data: MRI-PDFF Analysis Set (all subjects with pre-dose baseline and on-study measurement assessed by MRI-PDFF [N=16]); Topline preliminary data EFX 50mg Placebo N=16 N=10 1 Including the baseline MRI-PDFF measurements for three subjects with baseline MRI-PDFF measurements after the first dose lowers the LS Mean result for the EFX group from -65.3% to -63.2% (N=19) and the placebo group from -9.6% to -9.0% (N=10) ©2025 AKERO THERAPEUTICS.

EFX Liver Fat Reduction in Context: MASLD & Pre-Cirrhotic MASH

akero


akero
EFX Cohort D
Phase 2b
QW
MASH (F1-F3)
12 Weeks
Pbo 50mg
(N=10)(N=16)
BL LFC¹
11%
-10%
-65%
akero
EFX BALANCED
Phase 2a
QW
MASH (F1-F3)
12 Weeks
Pbo 50mg
(N=21)(N=20)
18%
0%
-71%
akero
EFX HARMONY
Phase 2b
QW
MASH (F2-F3)
24 Weeks
Pbo 50mg
(N=42)(N=35)
18%
-6%
-64%
89bio
Pegozafermin²
Phase 2b
QW
MASH (F2-F3)
24 Weeks
Pbo² 30mg²
(N=48)(N=44)
>20%³
-14%
-52%
altimmune
Pemvidutide
Phase 1b
QW
MASLD
24 Weeks
Pbo 2.4mg
(N=19)(N=14)
21%
-14%
-76%
novo nordisk
Liraglutide
Phase 4
QD
T2D/MASLD
26 Weeks
Pbo 1.2mg
(NA) (N=57)
20%
NA
-33%
novo nordisk
Semaglutide
Phase 1/2
QD
MASLD
48 Weeks
Pbo 0.4mg
(N=33)(N=34)
18%
-11%
-58%
Lilly
Tirzepatide
Phase 2a
QW
T2D/MASLD
52 Weeks
Insulin⁴ 15mg
(N=50)(N=53)
17%
-11%
-40%
Madrigal
Resmetirom
Phase 3
QD
MASLD
52 Weeks
Pbo 100mg
(N=318)(N=321)
18%
-8%
-48%

[1] Baseline Liver Fat Content

Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

[2] Reported reductions only for subset of patients with liver fat content ≥10% at baseline
[3] Estimated for subset of patients with LFC ≥10% at baseline
[4] Insulin Degludec

Pegozafermin - 89Bio (2023) May 6 Corporate Presentation; Pemvidutide - Altimmune (2023) March Evercore NASH Renaissance Presentation; Liraglutide - Petit et al (2017) J Clin Endocrinol Metab 102(2):407-15; Tirzepatide - Gastaldelli et al (2022) Lancet Diabetes Endocrinol 10(6):P393-406; Resmetirom - Madrigal (2023) May Corporate Presentation; Semaglutide - Flint et al. (2021) Aliment Pharmacol Ther 54(9):1150-61. All trademarks are the property of their respective owners.

©2025 AKERO THERAPEUTICS.

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More Patients Treated with EFX Combined with GLP-1 Met Higher Thresholds of Liver Fat Reduction and Normalization than GLP-1 Alone

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Proportion of Patients Achieving Liver Fat Reduction Thresholds at Week 12[1]


Normalization of Liver Fat (≤ 5%)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
10%
88%***
Placebo N=10
EFX 50mg N=16
≥ 50% Relative Reduction
0%
88%***
Placebo N=10
EFX 50mg N=16
≥ 70% Relative Reduction
0%
56%**
Placebo N=10
EFX 50mg N=16

*** $p<0.001$, versus placebo (CMH[2])

*** $p<0.001$, versus placebo (CMH)

** $p<0.01$, versus placebo (CMH)

In the HARMONY Study, patients whose liver fat was normalized had 3-fold higher odds of achieving MASH Resolution and Fibrosis Improvement

[1] When three EFX-treated patients with baseline measurements after the first dose are included in liver fat analyses, normalization of liver fat increased from 87.5% (14 of 16) to 89.5% (17 of 19) and the proportion of patients achieving ≥50% and ≥70% relative reduction in liver fat decreased, respectively, to 84.2% (16 of 19) and 52.6% (10 of 19); [2] Cochran–Mantel–Haenszel test

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Source Data: MRI-PDFF Analysis Set; Topline preliminary data

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Greater Reductions in Markers of Fibrosis for EFX Combined with GLP-1 than GLP-1 Alone

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LS Mean Change From Baseline to Week 12



Pro-C3 (µg/L)[1]
0
-2
-4
-6
-2.7
-5.2 ††
Placebo N=10
EFX 50mg N=21
ELF Score
0.2
0.1
0.0
-0.1
-0.2
-0.3
-0.4
-0.5
-0.6
-0.7
+0.1
-0.6 **
Placebo N=10
EFX 50mg N=21
Liver Stiffness (kPa)[2]
0
-1
-2
-3
-4
-1.1
-3.0 †††
Placebo N=10
EFX 50mg N=21
FAST Score
0.05
0.00
-0.05
-0.10
-0.15
-0.20
+0.04
-0.16 ***
Placebo N=10
EFX 50mg N=21

†† p<0.01, versus baseline (MMRM[1])

** p<0.01, versus placebo (MMRM)

††† p<0.001, versus baseline (MMRM)

*** p<0.001, versus placebo (MMRM)

[1] Mixed Model Repeated Measures; [2] Measured by FibroScan

Source Data: Full Analysis Set; Topline preliminary data

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Greater Reductions in Markers of Liver Injury for EFX Combined with GLP-1 than GLP-1 Alone * p<0.01, versus placebo (MMRM) * p<0.01, versus placebo (MMRM) * * ALT LS Mean Change from Baseline (U/L) * * AST LS Mean Change from Baseline (U/L) Baseline: 31 U/L (Placebo); 35 U/L (EFX) Baseline: 24 U/L (Placebo); 26 U/L (EFX) -10 U/L -5.3 U/L Source Data: Full Analysis Set; Topline preliminary data -1 U/L +1.5 U/L ©2025 AKERO THERAPEUTICS.

Clinically Meaningful Improvements in HbA1c after Only 12 Weeks Source Data: Full Analysis Set; Topline preliminary data 23% 0% -0.2 LS Mean Change in HbA1c From Baseline to Week 12 Proportion of Patients with Normalized1 HbA1c at Week 12 EFX 50mg Placebo N=21 N=10 EFX 50mg Placebo N=132 N=42 1 Normalization of HbA1c defined as an HbA1c of ≥6.5 at baseline and <6.5 at week 12 2 Number of patients with HbA1c ≥6.5 at baseline ††† p<0.001, versus baseline (MMRM) ††† -0.5 ††† HbA1c HbA1c Normalization1 ©2025 AKERO THERAPEUTICS.

C-Peptide -3.5% EFX 50mg Placebo N=21 N=10 -22% † † p<0.001, versus baseline (MMRM) EFX Complements GLP-1 by Increasing Sensitivity to Insulin Source Data: Full Analysis Set; Topline preliminary data +16% Adiponectin LS Mean Change From Baseline to Week 12 EFX 50mg Placebo N=21 N=10 +129% ** +129% ** p<0.01, versus placebo (MMRM) Insulin EFX 50mg Placebo N=21 N=10 -13% -26% ©2025 AKERO THERAPEUTICS.

*** p<0.001, versus placebo (MMRM) *** p<0.001, versus placebo Much Greater Improvements in Lipids for Patients Treated with EFX in Combination with GLP-1 than GLP-1 Alone LS Mean Percent Change From Baseline to Week 12 Source Data: Full Analysis Set; Topline preliminary data ††† p<0.01, versus baseline HDL Cholesterol LDL Cholesterol Non-HDL Cholesterol Triglycerides EFX 50mg Placebo N=21 N=10 EFX 50mg Placebo N=21 N=10 EFX 50mg Placebo N=21 N=10 EFX 50mg Placebo N=21 N=10 EFX 50mg Placebo N=21 N=10 (MMRM) Apolipoprotein B * p<0.05, versus placebo (MMRM) (MMRM) -4.1% ***-42%*** -42% -6.8% † †† -19% ††† -6.1% -8.0% -4.5% -21% * +2.5% +38% *** ©2025 AKERO THERAPEUTICS.

Weight Loss Maintained for EFX Combined with GLP-1 Source Data: Full Analysis Set; Topline preliminary data -0.8 Body Weight, LS Mean Change at Week 12 (kg) -1.2 EFX 50mg Placebo N=21 N=10 ©2025 AKERO THERAPEUTICS.

Cohort D Adds to a Growing Body of Evidence for EFX's Potential as a Cornerstone MASH Treatment

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Key Take-Aways

- EFX and GLP-1 have complementary mechanisms of action.
- Addition of EFX to GLP-1 in patients with MASH and type 2 diabetes was well tolerated, without additive GI side effects.
- EFX with GLP-1 showed multiple benefits over GLP-1 alone: reduced markers of liver steatosis, injury and fibrosis with improved glycemic control, dyslipidemia and weight loss maintained.
- The Cohort D EFX profile was comparable to that seen in the previous BALANCED and HARMONY studies with EFX.

Complementing GLP-1

Potential for EFX on Top of GLP-1 to be More Effective than GLP-1 Alone


Normalized Liver Fat
Improved Fibrosis Markers
After 12 Weeks in Cohort D
Improved Lipoprotein Profile
Improved Glycemic Control
Weight Loss Maintained

©2025 AKERO THERAPEUTICS.
67

EFX’s Four Attachment Points to Cellular Surface May Contribute to Stronger Receptor Binding and Enhanced Efficacy Dimer structure may enable cooperative binding and enhance avidity effects EFX Single-chain FGF21 Two independent binding events preclude cooperative binding or avidity effects ©2025 AKERO THERAPEUTICS.

Supportive Evidence for EFX’s Cooperative Binding to Cell Surface Single-chain FGF21 has slower association, faster and more complete dissociation Addition of Fc or 20 kDa PEG to single-chain FGF21 analog further slows association FGF21 Analog ka (1/[M*s]) kd (1/s) KD (M) EFX 1.8 x 105 3.3 x 10-6 1.8 x 10-11 Monovalent RGE 4.7 x 104 1.4 x 10-4 3.0 x 10-9 Monovalent Fc-RGE 2.1 x 104 1.1 x 10-4 5.4 x 10-9 Monovalent 173-PEG20 1.7 x 104 8.3 x 10-5 4.8 x 10-9 association dissociation Monovalent RGE No chase (labeled ligand removed) Chase with 10x unlabeled excess FITC-labeled FGF21 analog binding analysis to the surface of FGFR1c/KLB-expressing HEK293 EFX (bivalent Fc-RGE) >100-fold tighter binding (KD) of EFX vs. all monovalent analogs, i.e., RGE, Fc-RGE, or 173-PEG20: faster rate of association [ka] AND much slower rate of dissociation [kd] association dissociation association dissociation association dissociation Monovalent Fc-RGE Monovalent 173-PEG20 ©2025 AKERO THERAPEUTICS.

Single FGF21 chain analogs fused to "half-life extenders" are **15- to 30-Fold** Less Potent than EFX with two FGF21 chains' or "unmodified FGF21"

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FGFR1c/KLB signaling
RLU (Aribitrary Units)
100000
80000
60000
40000
20000
0
0.00010.001 0.01 0.1 1 10 100 1000
[Agonist], nM
Monovalent RGE
Monovalent Fc-RGE
Bivalent Fc-RGE (EFX)
Monovalent 173-PEG20

	Bivalent Fc-RGE (EFX)	Monovalent RGE	Monovalent Fc-RGE	Monovalent 173-PEG20
Half-life extension	Fc-fusion	minimal	Fc-fusion	20 kDa PEG at residue 173
FGF21-receptor hindrance	N-terminus linked to IgG1 Fc	none	N-terminus linked to IgG1 Fc	20 kDa PEG at residue 173
mol. FGF21 / mol. analog	2	1	1	1
K_D (affinity) on live cells	**.018 nM**	3 nM	5.4 nM	4.8 nM
EC_{50} (potency), cell-based bioassay	0.24 nM	0.52 nM	7.93 nM	16.2 nM

- Monovalent Fc-RGE is **less potent** (higher EC_{50}) and a **partial agonist** (smaller fold induction) than Monovalent RGE
  - *Likely steric hindrance effect due to Fc*
- Adding a second FGF21(RGE) to monovalent Fc-RGE, forming bivalent Fc-RGE (EFX) restores **full agonism** and is **much more potent** (lower EC_{50})
  - *More than overcomes steric hindrance of Fc*
- Addition of 20 kDa PEG at residue 173 appears to maintain **full agonism** but is associated with **lower potency** (higher EC_{50})

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70

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